Exhibit 99.1

Essent Group Ltd. Announces First Quarter 2026 Results and Declares Quarterly Dividend
HAMILTON, Bermuda, May 8, 2026--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2026 of $171.8 million or $1.82 per diluted share, compared to $175.4 million or $1.69 per diluted share for the quarter ended March 31, 2025.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.35 per common share. The dividend is payable on June 10, 2026 to shareholders of record on June 1, 2026.
“We are pleased with our first quarter 2026 financial results, which continued to benefit from favorable credit trends and the impact of interest rates on both persistency and investment income,” said Mark A. Casale, Chairman and Chief Executive Officer. “The strong cash flow generation from our core mortgage insurance business and the strength of our buy, manage and distribute operating model have enabled us to take a balanced approach to capital management.”
Financial Highlights:
•Mortgage new insurance written for the first quarter of 2026 was $11.1 billion, compared to $11.8 billion in the fourth quarter of 2025 and $9.9 billion in the first quarter of 2025.

•Mortgage insurance in force as of March 31, 2026 was $247.9 billion, compared to $248.4 billion as of December 31, 2025 and $244.7 billion as of March 31, 2025.

•Net investment income for the first quarter of 2026 was $59.3 million, compared to $58.2 million in the first quarter of 2025.

•During the first quarter of 2026, Essent Guaranty entered into an excess of loss reinsurance transaction with a panel of highly rated third-party reinsurers providing forward protection, effective July 1, 2027, for business written in calendar year 2027.

•Year-to-date through April 30, 2026, Essent repurchased approximately 3.5 million common shares for over $214 million.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 888-330-2384 inside the U.S., or 240-789-2701 for international callers, using passcode 9824537 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-770-2030 inside the U.S., or 647-362-9199 for international callers, passcode 9824537.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 18, 2026, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.
Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Philip Stefano
Vice President, Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2026

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data (Unaudited)
Exhibit D	Year to Date Segment Results (Unaudited)
Exhibit E	Historical Quarterly Segment Information (Unaudited)
Exhibit F	Mortgage Insurance - Historical Quarterly Data
Exhibit G	Mortgage Insurance - New Insurance Written
Exhibit H	Mortgage Insurance - Insurance in Force and Risk in Force
Exhibit I	Mortgage Insurance - Vintage Data
Exhibit J	Mortgage Insurance - Outward Reinsurance Vintage Data
Exhibit K	Mortgage Insurance - Geographic Data
Exhibit L	Mortgage Insurance - Rollforward of Defaults and Reserve for Losses and LAE
Exhibit M	Mortgage Insurance - Detail of Reserves by Default Delinquency
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Reinsurance
Exhibit P	Cash & Investments

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2026	2025
Revenues:
Gross premiums written	$431,232	$272,394
Ceded premiums	(36,563)	(34,123)
Net premiums written	394,669	238,271
(Increase) decrease in unearned premiums	(134,576)	7,577
Net premiums earned	260,093	245,848
Net investment income	59,255	58,210
Realized investment gains (losses), net	(147)	(181)
Income from other invested assets	10,179	7,408
Other income	6,692	6,273
Total revenues	336,072	317,558

Losses and expenses:
Provision for losses and LAE	48,216	31,287
Other underwriting and operating expenses	72,983	71,124
Interest expense	8,148	8,148
Total losses and expenses	129,347	110,559

Income before income taxes	206,725	206,999
Income tax expense	34,926	31,566
Net income	$171,799	$175,433

Earnings per share:
Basic	$1.83	$1.71
Diluted	1.82	1.69

Weighted average shares outstanding:
Basic	93,818	102,881
Diluted	94,572	103,946

Net income	$171,799	$175,433

Other comprehensive income:
Unrealized appreciation (depreciation) of investments	(35,951)	71,738
Comprehensive income	$135,848	$247,171

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2026	2025
Assets
Investments
Fixed maturities available for sale, at fair value	$5,425,210	$5,455,593
Short-term investments available for sale, at fair value	623,034	648,492
Total investments available for sale	6,048,244	6,104,085
Other invested assets	394,290	382,513
Total investments	6,442,534	6,486,598
Cash	128,262	123,049
Accrued investment income	44,875	47,371
Accounts receivable	144,121	51,267
Deferred policy acquisition costs	56,901	9,547
Property, equipment and software, net	48,297	49,189
Prepaid federal income tax	513,425	513,425
Goodwill and acquired intangible assets, net	77,802	78,153
Other assets	113,551	82,404
Total assets	$7,569,768	$7,441,003

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$485,666	$446,822
Unearned premium reserve	226,306	91,730
Net deferred tax liability	452,552	465,351
Senior notes due 2029, net	495,637	495,301
Other accrued liabilities	213,105	185,072
Total liabilities	1,873,266	1,684,276

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 93,073 shares in 2026 and 95,456 shares in 2025	1,396	1,432
Additional paid-in capital	486,672	649,895
Accumulated other comprehensive loss	(187,936)	(151,985)
Retained earnings	5,396,370	5,257,385
Total stockholders' equity	5,696,502	5,756,727

Total liabilities and stockholders' equity	$7,569,768	$7,441,003

Return on average equity (1)	12.0%	12.1%

(1) The 2026 return on average equity is calculated by dividing annualized year-to-date 2026 net income by average equity. The 2025 return on average equity is calculated by dividing full year 2025 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data (Unaudited)

	2026	2025
	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums earned	$260,093	$242,729	$246,332	$248,809	$245,848
Net investment income	59,255	59,223	59,795	59,289	58,210
Realized investment gains (losses), net	(147)	(188)	(425)	(129)	(181)
Income from other invested assets	10,179	3,942	1,770	4,466	7,408
Other income (1)	6,692	6,698	4,358	6,708	6,273
Total revenues	336,072	312,404	311,830	319,143	317,558

Losses and expenses:
Provision for losses and LAE	48,216	56,073	44,922	17,055	31,287
Other underwriting and operating expenses	72,983	63,653	59,498	62,765	71,124
Interest expense	8,148	8,149	8,251	8,148	8,148
Total losses and expenses	129,347	127,875	112,671	87,968	110,559

Income before income taxes	206,725	184,529	199,159	231,175	206,999
Income tax expense (2)	34,926	29,547	34,944	35,836	31,566
Net income	$171,799	$154,982	$164,215	$195,339	$175,433

Earnings per share:
Basic	$1.83	$1.62	$1.69	$1.95	$1.71
Diluted	1.82	1.60	1.67	1.93	1.69

Weighted average shares outstanding:
Basic	93,818	95,772	97,400	100,037	102,881
Diluted	94,572	96,664	98,519	101,059	103,946

Book value per share	$61.20	$60.31	$58.86	$56.98	$55.22
Return on average equity (annualized)	12.0%	10.8%	11.5%	13.8%	12.5%

Senior debt & credit facility:
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$500,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$500,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	6.25%
Debt-to-capital	8.07%	7.99%	8.01%	8.10%	8.12%

Cash and investments available for sale at the holding companies	$1,144,112	$1,268,579	$1,038,747	$995,032	$1,016,368

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, were $37, ($526), ($858), ($29) and ($150), respectively.

(2) Income tax expense for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025 includes $2,407, $366, $493, $1,112, and $1,561, respectively, of discrete tax expense associated with realized and unrealized gains. Income tax expense for the quarters ended December 31, 2025 and September 30, 2025 also include ($396) and ($828), respectively, of discrete tax benefits associated with prior year tax returns. Income tax expense for the quarters ended March 31, 2026 and March 31, 2025 also include ($1,067) and ($742), respectively, of excess tax benefits associated with the vesting of common shares and common share units.

								Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
Year to Date Segment Results (Unaudited)

The following tables set forth comparative annual financial information for our two reportable business segments, Mortgage Insurance and Reinsurance, our Corporate & Other category and our consolidated results for the three months ended March 31, 2026 and 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segments to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Three Months Ended March 31, 2026				Three Months Ended March 31, 2025
(In thousands)	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated
Revenues:
Net premiums earned	$215,663	$29,310	$15,120	$260,093	$218,124	$15,734	$11,990	$245,848
Net investment income	42,357	4,670	12,228	59,255	42,790	4,840	10,580	58,210
Realized investment gains (losses), net	(188)	—	41	(147)	(101)	—	(80)	(181)
Income from other invested assets	5,762	—	4,417	10,179	3,209	—	4,199	7,408
Other income	1,743	1,971	2,978	6,692	1,548	2,953	1,772	6,273
Total revenues	265,337	35,951	34,784	336,072	265,570	23,527	28,461	317,558

Losses and expenses:
Provision for losses and LAE	37,620	9,929	667	48,216	30,720	3	564	31,287

Compensation and benefits	16,617	2,185	17,853	36,655	18,610	1,280	19,802	39,692
Premium and other taxes	5,992	18	436	6,446	5,564	11	1,328	6,903
Acquisition costs, net (3)	(7,378)	6,742	—	(636)	(6,430)	357	—	(6,073)
Other underwriting and operating expenses	10,834	980	18,704	30,518	10,390	809	19,403	30,602
Net operating expenses before allocations	26,065	9,925	36,993	72,983	28,134	2,457	40,533	71,124
Corporate expense allocations	11,542	551	(12,093)	—	12,804	210	(13,014)	—
Operating expenses after allocations	37,607	10,476	24,900	72,983	40,938	2,667	27,519	71,124
Interest expense	—	—	8,148	8,148	—	—	8,148	8,148
Income (loss) before income taxes	$190,110	$15,546	$1,069	$206,725	$193,912	$20,857	$(7,770)	$206,999

Loss ratio (1)	17.4%	33.9%			14.1%	—%
Expense ratio (2)	17.4%	35.7%			18.8%	17.0%
Combined ratio	34.8%	69.6%			32.9%	17.0%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

					Exhibit E
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Mortgage Insurance
	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$215,663	$212,674	$215,683	$220,262	$218,124
Net investment income	42,357	43,627	44,265	43,676	42,790
Realized investment gains (losses), net	(188)	(218)	(427)	(124)	(101)
Income (loss) from other invested assets	5,762	2,044	(605)	3,619	3,209
Other income	1,743	1,149	800	1,614	1,548
Total revenues	265,337	259,276	259,716	269,047	265,570

Losses and expenses:
Provision for losses and LAE	37,620	55,160	44,170	15,323	30,720

Compensation and benefits	16,617	14,727	15,388	15,667	18,610
Premium and other taxes	5,992	6,038	6,010	5,984	5,564
Acquisition costs, net (3)	(7,378)	(7,234)	(7,057)	(6,770)	(6,430)
Other underwriting and operating expenses	10,834	11,523	9,735	9,744	10,390
Net operating expenses before allocations	26,065	25,054	24,076	24,625	28,134
Corporate expense allocations	11,542	9,213	7,081	8,979	12,804
Operating expenses after allocations	37,607	34,267	31,157	33,604	40,938
Income before income taxes	$190,110	$169,849	$184,389	$220,120	$193,912

Loss ratio (1)	17.4%	25.9%	20.5%	7.0%	14.1%
Expense ratio (2)	17.4%	16.1%	14.4%	15.3%	18.8%
Combined ratio	34.8%	42.0%	34.9%	22.3%	32.9%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Reinsurance
	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$29,310	$14,696	$16,304	$13,875	$15,734
Net investment income	4,670	4,913	5,302	5,216	4,840
Realized investment gains, net	—	6	—	—	—
Other income	1,971	2,255	1,591	1,909	2,953
Total revenues	35,951	21,870	23,197	21,000	23,527

Losses and expenses:
Provision for losses and LAE	9,929	206	65	36	3

Compensation and benefits	2,185	961	1,180	1,126	1,280
Premium and other taxes	18	17	8	16	11
Acquisition costs, net (3)	6,742	763	487	285	357
Other underwriting and operating expenses	980	996	890	959	809
Net operating expenses before allocations	9,925	2,737	2,565	2,386	2,457
Corporate expense allocations	551	516	502	263	210
Operating expenses after allocations	10,476	3,253	3,067	2,649	2,667
Income before income taxes	$15,546	$18,411	$20,065	$18,315	$20,857

Loss ratio (1)	33.9%	1.4%	0.4%	0.3%	—%
Expense ratio (2)	35.7%	22.1%	18.8%	19.1%	17.0%
Combined ratio	69.6%	23.5%	19.2%	19.4%	17.0%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

		Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$15,120	$15,359	$14,345	$14,672	$11,990
Net investment income	12,228	10,683	10,228	10,397	10,580
Realized investment gains (losses), net	41	24	2	(5)	(80)
Income from other invested assets	4,417	1,898	2,375	847	4,199
Other income	2,978	3,294	1,967	3,185	1,772
Total revenues	34,784	31,258	28,917	29,096	28,461

Losses and expenses:
Provision for losses and LAE	667	707	687	1,696	564

Compensation and benefits	17,853	14,675	12,608	13,926	19,802
Premium and other taxes	436	446	(88)	495	1,328
Other underwriting and operating expenses	18,704	20,741	20,337	21,333	19,403
Net operating expenses before allocations	36,993	35,862	32,857	35,754	40,533
Corporate expense allocations	(12,093)	(9,729)	(7,583)	(9,242)	(13,014)
Operating expenses after allocations	24,900	26,133	25,274	26,512	27,519
Interest expense	8,148	8,149	8,251	8,148	8,148
Income (loss) before income taxes	$1,069	$(3,731)	$(5,295)	$(7,260)	$(7,770)

	Consolidated
	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Revenues:
Net premiums earned	$260,093	$242,729	$246,332	$248,809	$245,848
Net investment income	59,255	59,223	59,795	59,289	58,210
Realized investment gains (losses), net	(147)	(188)	(425)	(129)	(181)
Income from other invested assets	10,179	3,942	1,770	4,466	7,408
Other income	6,692	6,698	4,358	6,708	6,273
Total revenues	336,072	312,404	311,830	319,143	317,558

Losses and expenses:
Provision for losses and LAE	48,216	56,073	44,922	17,055	31,287

Compensation and benefits	36,655	30,363	29,176	30,719	39,692
Premium and other taxes	6,446	6,501	5,930	6,495	6,903
Acquisition costs, net (1)	(636)	(6,471)	(6,570)	(6,485)	(6,073)
Other underwriting and operating expenses	30,518	33,260	30,962	32,036	30,602
Total other underwriting and operating expenses	72,983	63,653	59,498	62,765	71,124
Interest expense	8,148	8,149	8,251	8,148	8,148
Income before income taxes	$206,725	$184,529	$199,159	$231,175	$206,999

(1) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

			Exhibit F
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Historical Quarterly Data

	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
New insurance written	$11,076,190	$11,840,227	$12,233,252	$12,544,731	$9,945,336
New risk written	$2,893,697	$3,030,169	$3,239,497	$3,357,820	$2,698,639

Average insurance in force	$247,838,392	$248,695,560	$247,821,046	$245,747,813	$244,005,459
Insurance in force (end of period)	$247,909,417	$248,356,397	$248,808,341	$246,797,619	$244,692,492
Gross risk in force (end of period) (1)	$67,916,263	$68,053,447	$68,262,577	$67,683,239	$67,026,626
Risk in force (end of period)	$56,271,605	$56,519,839	$56,940,929	$56,811,096	$56,565,811
Policies in force	801,394	807,230	812,856	812,182	811,342
Weighted average coverage (2)	27.4%	27.4%	27.4%	27.4%	27.4%
Annual persistency	84.7%	85.7%	86.0%	85.8%	85.7%

Loans in default (count)	20,332	20,210	18,583	17,255	17,759
Percentage of loans in default	2.54%	2.50%	2.29%	2.12%	2.19%

Base average premium rate (3)	0.41%	0.41%	0.41%	0.41%	0.41%
Single premium cancellations (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.41%	0.41%	0.41%	0.41%	0.41%
Ceded premiums	(0.06%)	(0.07%)	(0.06%)	(0.05%)	(0.05%)
Net average premium rate	0.35%	0.34%	0.35%	0.36%	0.36%

(1) Gross risk in force includes risk ceded under third-party reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellations is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

					Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - New Insurance Written

NIW by Credit Score
	Three Months Ended
	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
>=760	$6,118,987	55.2%	$6,608,095	55.8%	$4,742,099	47.7%
740-759	1,650,631	14.9	1,905,196	16.1	1,726,055	17.4
720-739	1,252,802	11.4	1,257,994	10.6	1,299,999	13.0
700-719	1,031,226	9.3	1,039,547	8.8	1,164,983	11.7
680-699	567,778	5.1	554,647	4.7	574,657	5.8
<=679	454,766	4.1	474,748	4.0	437,543	4.4
Total	$11,076,190	100.0%	$11,840,227	100.0%	$9,945,336	100.0%

Weighted average credit score	756		757		751

NIW by LTV
	Three Months Ended
	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
85.00% and below	$1,217,706	11.0%	$1,437,750	12.1%	$738,619	7.4%
85.01% to 90.00%	3,199,049	28.9	3,509,133	29.7	2,278,290	22.9
90.01% to 95.00%	5,296,531	47.8	5,663,293	47.8	5,276,018	53.1
95.01% and above	1,362,904	12.3	1,230,051	10.4	1,652,409	16.6
Total	$11,076,190	100.0%	$11,840,227	100.0%	$9,945,336	100.0%

Weighted average LTV	92%		92%		93%

NIW by Product
	Three Months Ended
	March 31, 2026		December 31, 2025		March 31, 2025
Single premium policies		1.6%		1.6%		1.4%
Monthly premium policies		98.4		98.4		98.6
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2026		December 31, 2025		March 31, 2025
Purchase		72.4%		72.3%		94.3%
Refinance		27.6		27.7		5.7
		100.0%		100.0%		100.0%

						Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
>=760	$104,715,580	42.2%	$104,062,334	41.9%	$100,017,207	40.9%
740-759	42,906,709	17.3	43,225,016	17.4	42,848,390	17.5
720-739	37,323,783	15.1	37,671,181	15.2	37,970,066	15.5
700-719	32,210,355	13.0	32,473,548	13.1	32,765,594	13.4
680-699	19,194,941	7.7	19,357,527	7.8	19,667,828	8.0
<=679	11,558,049	4.7	11,566,791	4.6	11,423,407	4.7
Total	$247,909,417	100.0%	$248,356,397	100.0%	$244,692,492	100.0%

Weighted average credit score	747		747		746

Gross RIF by FICO score	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
>=760	$28,401,453	41.9%	$28,228,907	41.4%	$27,126,072	40.5%
740-759	11,899,312	17.5	11,997,094	17.6	11,894,259	17.7
720-739	10,356,369	15.2	10,452,268	15.4	10,535,428	15.7
700-719	8,977,150	13.2	9,049,840	13.3	9,113,238	13.6
680-699	5,316,639	7.8	5,357,151	7.9	5,425,408	8.1
<=679	2,965,340	4.4	2,968,187	4.4	2,932,221	4.4
Total	$67,916,263	100.0%	$68,053,447	100.0%	$67,026,626	100.0%

Portfolio by LTV
IIF by LTV	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
85.00% and below	$14,976,850	6.0%	$14,736,797	5.9%	$14,375,166	5.9%
85.01% to 90.00%	57,370,862	23.1	58,288,674	23.5	59,985,533	24.5
90.01% to 95.00%	132,048,705	53.3	131,950,396	53.1	128,443,227	52.5
95.01% and above	43,513,000	17.6	43,380,530	17.5	41,888,566	17.1
Total	$247,909,417	100.0%	$248,356,397	100.0%	$244,692,492	100.0%

Weighted average LTV	93%		93%		93%

Gross RIF by LTV	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
85.00% and below	$1,752,508	2.6%	$1,727,701	2.5%	$1,701,075	2.5%
85.01% to 90.00%	14,061,350	20.7	14,312,312	21.0	14,799,254	22.1
90.01% to 95.00%	38,936,750	57.3	38,906,277	57.2	37,888,529	56.5
95.01% and above	13,165,655	19.4	13,107,157	19.3	12,637,768	18.9
Total	$67,916,263	100.0%	$68,053,447	100.0%	$67,026,626	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	March 31, 2026		December 31, 2025		March 31, 2025
($ in thousands)
FRM 30 years and higher	$240,268,121	96.9%	$241,353,234	97.2%	$239,398,817	97.8%
FRM 20-25 years	1,631,244	0.7	1,449,192	0.6	1,042,318	0.4
FRM 15 years	2,214,086	0.9	2,009,940	0.8	1,285,597	0.5
ARM 5 years and higher	3,795,966	1.5	3,544,031	1.4	2,965,760	1.3
Total	$247,909,417	100.0%	$248,356,397	100.0%	$244,692,492	100.0%

													Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Vintage Data
March 31, 2026

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2016	$121,811,826	$2,488,061	2.0%	13,763	4.19%	71.8%	53.4%	4.7%	13.2%	45.2%	2.2%	600	4.36%
2017	43,858,322	2,536,413	5.8	16,320	4.34	89.9	80.8	27.8	22.1	35.7	2.9	784	4.80
2018	47,508,525	3,531,305	7.4	21,052	4.84	95.2	82.6	31.3	23.1	30.5	3.8	1,050	4.99
2019	63,569,183	8,047,902	12.7	41,367	4.27	90.8	77.7	28.2	19.8	33.7	3.5	1,516	3.66
2020	107,944,065	25,840,280	23.9	108,568	3.22	78.4	72.6	17.2	11.2	44.4	2.7	2,306	2.12
2021	84,218,250	39,109,055	46.4	137,011	3.11	93.0	73.9	19.1	13.7	39.9	6.5	3,649	2.66
2022	63,061,262	43,970,638	69.7	130,508	5.09	98.5	68.2	12.1	12.5	39.4	20.3	3,882	2.97
2023	47,666,852	33,537,692	70.4	98,493	6.57	98.9	73.9	19.8	11.2	37.9	25.0	3,430	3.48
2024	45,561,332	36,126,344	79.3	99,820	6.67	95.1	73.9	21.1	12.7	41.5	23.9	2,367	2.37
2025	46,563,546	41,706,357	89.6	107,884	6.55	87.0	65.4	15.5	10.4	49.7	15.7	740	0.69
2026 (through March 31)	11,076,190	11,015,370	99.5	26,608	6.03	72.3	60.1	12.3	9.3	55.1	3.5	8	0.03
Total	$682,839,353	$247,909,417	36.3	801,394	5.25	91.3	70.8	17.6	12.4	42.2	6.6	20,332	2.54

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

Essent Group Ltd. and Subsidiaries	Exhibit J
Supplemental Information
Mortgage Insurance - Outward Reinsurance Vintage Data
March 31, 2026

($ in thousands)
Insurance Linked Notes (1)
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Earned Premiums Ceded Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Radnor Re 2021-1	Aug. 2020 - Mar. 2021	$17,192,389	$4,799,485	$557,911	$74,611	$—	$278,956	$275,746	$784	$38,306
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	23,399,809	6,664,825	439,407	178,351	—	279,415	269,613	2,390	162,633
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	23,407,727	6,529,964	237,868	121,243	—	303,761	288,498	2,565	121,243
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	23,806,743	6,559,432	281,462	196,750	—	281,463	268,187	2,682	196,750
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	23,066,718	6,394,625	363,366	220,773	—	256,495	253,795	2,386	163,372
Total		$110,873,386	$30,948,331	$1,880,014	$791,728	$—	$1,400,090	$1,355,839	$10,807	$682,304

Excess of Loss Reinsurance (2)
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Earned Premiums Ceded Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
(4) XOL 2019-1	Jan. 2018 - Dec. 2018	$—	$—	$—	$—	$—	$—	$—	$374	$—
XOL 2020-1	Jan. 2019 - Aug. 2019	4,621,398	1,226,788	55,102	29,152	—	215,605	210,230	246	—
XOL 2022-1	Oct. 2021 - Dec. 2022	53,242,769	14,741,381	141,992	133,426	—	507,114	465,688	1,486	128,755
XOL 2023-1	Jan. 2023 - Dec. 2023	30,307,586	8,428,861	36,627	34,676	—	366,270	355,763	406	33,339
XOL 2024-1	Jan. 2024 - Dec. 2024	33,498,856	9,232,623	58,005	58,005	—	331,456	329,277	644	55,894
XOL 2025-1	Jan. 2025 - Dec. 2025	41,645,386	11,037,984	80,821	80,821	—	343,234	343,234	717	77,847
Total		$163,315,995	$44,667,637	$372,547	$336,080	$—	$1,763,679	$1,704,192	$3,873	$295,835

Quota Share Reinsurance (2)
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Losses Ceded Year-to-Date	Ceding Commission Year-to-Date	Earned Premiums Ceded Year-to-Date	Reduction in PMIERs Minimum Required Assets (3)
Sep. 2019 - Dec. 2020	(5)	$29,235,185	$8,112,049	$6,080,065	$1,662,242	$11	$1,792	$2,596	$103,959
Jan. 2022 - Dec. 2022	20%	43,925,225	12,103,933	8,785,045	2,420,787	2,100	1,588	4,880	180,735
Jan. 2023 - Dec. 2023	17.5%	30,220,125	8,407,273	5,288,522	1,471,273	2,603	1,110	4,934	120,620
Jan. 2024 - Dec. 2024	15%	35,919,887	9,883,294	5,387,983	1,482,494	1,469	1,155	3,953	122,999
Jan. 2025 - Dec. 2025	25%	41,672,274	11,045,436	10,418,068	2,761,359	1,837	1,833	5,227	186,064
Jan. 2026 - Dec. 2026	25%	11,002,696	2,874,779	2,750,674	718,695	28	159	293	43,021
Total		$191,975,392	$52,426,764	$38,710,357	$10,516,850	$8,048	$7,637	$21,883	$757,398

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(4) XOL 2019-1 terminated as of February 2026.
(5) Under QSR-2019, Essent Guaranty cedes 36% of premiums on singles policies and 18% on all other policies.

			Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Geographic Data

IIF by State
	March 31, 2026	December 31, 2025	March 31, 2025
CA	12.1%	12.1%	12.4%
FL	12.0	12.0	11.9
TX	11.5	11.4	11.2
AZ	4.1	4.0	3.9
CO	4.0	4.0	4.0
GA	3.9	3.9	3.8
WA	3.4	3.4	3.4
NC	3.2	3.2	3.1
NY	2.6	2.6	2.6
MI	2.6	2.6	2.5
All Others	40.6	40.8	41.2
Total	100.0%	100.0%	100.0%

Gross RIF by State
	March 31, 2026	December 31, 2025	March 31, 2025
FL	12.3%	12.3%	12.1%
CA	12.1	12.1	12.4
TX	11.7	11.6	11.5
AZ	4.2	4.1	3.9
GA	3.9	3.9	3.8
CO	3.9	3.9	4.0
WA	3.4	3.4	3.4
NC	3.2	3.2	3.1
MI	2.6	2.6	2.6
UT	2.6	2.6	2.5
All Others	40.1	40.3	40.7
Total	100.0%	100.0%	100.0%

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Rollforward of Defaults and Reserve for Losses and LAE

Rollforward of Insured Loans in Default
	Three Months Ended
	2026	2025
	March 31	December 31	September 30	June 30	March 31
Beginning default inventory	20,210	18,583	17,255	17,759	18,439
Plus: new defaults (A)	11,100	11,245	10,357	8,810	9,664
Less: cures	(10,708)	(9,357)	(8,713)	(9,078)	(10,173)
Less: claims paid	(239)	(235)	(296)	(215)	(153)
Less: rescissions and denials, net	(31)	(26)	(20)	(21)	(18)
Ending default inventory	20,332	20,210	18,583	17,255	17,759

(A) New defaults remaining as of March 31, 2026	7,785	4,323	2,750	1,640	1,031
Cure rate (1)	30%	62%	73%	81%	89%

Total amount paid for claims (in thousands)	$13,671	$13,171	$16,456	$9,007	$6,330
Average amount paid per claim (in thousands)	$57	$56	$56	$42	$41
Severity	84%	80%	78%	67%	70%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2026	2025
($ in thousands)	March 31	December 31	September 30	June 30	March 31
Reserve for losses and LAE at beginning of period	$429,610	$379,548	$345,952	$338,128	$310,156
Less: Reinsurance recoverables	56,120	47,957	41,966	40,351	36,655
Net reserve for losses and LAE at beginning of period	373,490	331,591	303,986	297,777	273,501
Add provision for losses and LAE occurring in:
Current period	62,792	67,865	62,349	45,119	48,928
Prior years	(25,172)	(12,705)	(18,179)	(29,796)	(18,208)
Incurred losses and LAE during the period	37,620	55,160	44,170	15,323	30,720
Deduct payments for losses and LAE occurring in:
Current period	88	2,649	552	315	51
Prior years	13,712	10,612	16,013	8,799	6,393
Loss and LAE payments during the period	13,800	13,261	16,565	9,114	6,444
Net reserve for losses and LAE at end of period	397,310	373,490	331,591	303,986	297,777
Plus: Reinsurance recoverables	61,591	56,120	47,957	41,966	40,351
Reserve for losses and LAE at end of period	$458,901	$429,610	$379,548	$345,952	$338,128

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Detail of Reserves by Default Delinquency

	March 31, 2026
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,564	32%	$38,398	9%	$533,428	7%
Three payments	2,797	14	29,040	7	231,329	13
Four to eleven payments	7,802	38	181,134	43	675,553	27
Twelve or more payments	2,761	14	148,384	35	231,640	64
Pending claims	408	2	27,091	6	30,357	89
Total case reserves	20,332	100%	424,047	100%	$1,702,307	25%
IBNR			31,804
LAE			3,050
Total reserves for losses and LAE			$458,901

Average reserve per default:
Case			$20.9
Total			$22.6

Default Rate	2.54%
3+ Month Default Rate	1.72%

	December 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,892	34%	$40,876	10%	$545,198	7%
Three payments	3,002	15	32,458	8	246,194	13
Four to eleven payments	7,261	36	163,087	41	615,449	26
Twelve or more payments	2,742	13	139,036	35	224,248	62
Pending claims	313	2	21,360	6	23,797	90
Total case reserves	20,210	100%	396,817	100%	$1,654,886	24%
IBNR			29,761
LAE			3,032
Total reserves for losses and LAE			$429,610

Average reserve per default:
Case			$19.6
Total			$21.3

Default Rate	2.50%
3+ Month Default Rate	1.65%

	March 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	5,430	31%	$29,226	9%	$426,195	7%
Three payments	2,445	14	23,046	7	194,642	12
Four to eleven payments	7,472	42	139,810	45	620,538	23
Twelve or more payments	2,198	12	105,783	34	172,129	61
Pending claims	214	1	14,195	5	15,789	90
Total case reserves	17,759	100%	312,060	100%	$1,429,293	22%
IBNR			23,404
LAE			2,664
Total reserves for losses and LAE			$338,128

Average reserve per default:
Case			$17.6
Total			$19.0

Default Rate	2.19%
3+ Month Default Rate	1.52%

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2026	2025
	March 31	December 31	September 30	June 30	March 31
($ in thousands)
Essent Guaranty, Inc:
Statutory capital	$3,682,476	$3,572,887	$3,732,465	$3,714,146	$3,642,374
Net risk in force (1)	$31,785,517	$32,486,788	$33,367,706	$33,986,508	$34,968,089

Risk-to-capital ratio (2)	8.6:1	9.1:1	8.9:1	9.2:1	9.6:1

Essent Guaranty, Inc. PMIERs Data (3):
Available Assets	$3,635,459	$3,520,454	$3,666,883	$3,654,460	$3,628,675
Minimum Required Assets	2,084,042	2,087,473	2,065,890	2,075,409	2,107,620
PMIERs excess Available Assets	$1,551,417	$1,432,981	$1,600,993	$1,579,051	$1,521,055
PMIERs sufficiency ratio (4)	174%	169%	177%	176%	172%

(1) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(2) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(3) Data is based on our interpretation of the PMIERs as of the dates indicated.
(4) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

					Exhibit O

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance

	2026	2025
($ in thousands)	March 31	December 31	September 30	June 30	March 31

Net Premiums Written:
Mortgage	$13,236	$15,117	$18,338	$13,181	$16,921
Non-mortgage	156,365	633	359	229	229
Total	$169,601	$15,750	$18,697	$13,410	$17,150

Net Premiums Earned:
Mortgage	$12,264	$14,063	$15,945	$13,646	$15,505
Non-mortgage	17,046	633	359	229	229
Total	$29,310	$14,696	$16,304	$13,875	$15,734

Reserve for losses and LAE	$10,076	$359	$153	$88	$52

Mortgage Reinsurance Statistics:
Reinsured risk in force	$2,084,380	$2,166,605	$2,184,981	$2,290,008	$2,189,477
Weighted average credit score	751	751	751	751	751
Weighted average LTV	83%	83%	83%	83%	82%

Essent Reinsurance Ltd. Capital:
Stockholder's equity (GAAP basis)	$1,660,416	$1,695,390	$1,722,135	$1,751,720	$1,780,924

				Exhibit P
Essent Group Ltd. and Subsidiaries
Supplemental Information
Cash & Investments

Cash & Investments by Asset Class
Asset Class	March 31, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$332,065	5.1%	$369,712	5.6%
U.S. agency mortgage-backed securities	1,143,120	17.4	1,174,895	17.8
Municipal debt securities	608,683	9.3	610,411	9.2
Non-U.S. government securities	54,720	0.8	56,024	0.8
Corporate debt securities	1,936,708	29.4	1,980,080	30.0
Residential and commercial mortgage securities	462,048	7.0	464,105	7.0
Asset-backed securities	887,866	13.5	800,366	12.1
Money market funds	623,034	9.5	648,492	9.8
Total investments available for sale	$6,048,244	92.0%	$6,104,085	92.3%
Other invested assets	394,290	6.0	382,513	5.8
Cash	128,262	2.0	123,049	1.9
Total cash and investments	$6,570,796	100.0%	$6,609,647	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	March 31, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$871,259	16.1%	$846,230	15.5%
Aa1	1,731,957	31.9	1,799,508	32.9
Aa2	347,838	6.4	300,026	5.5
Aa3	318,197	5.9	319,848	5.9
A1	525,198	9.7	545,918	10.0
A2	517,108	9.5	511,146	9.4
A3	481,244	8.9	494,434	9.1
Baa1	242,069	4.5	244,424	4.5
Baa2	188,885	3.5	208,247	3.8
Baa3	136,746	2.5	122,596	2.2
Below Baa3	64,709	1.1	63,216	1.2
Total (2)	$5,425,210	100.0%	$5,455,593	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $623,034 and $648,492 of money market funds at March 31, 2026 and December 31, 2025, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	March 31, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,582,563	26.2%	$1,549,327	25.4%
1 to < 2 Years	532,437	8.8	527,914	8.6
2 to < 3 Years	483,762	8.0	532,211	8.7
3 to < 4 Years	666,215	11.0	571,255	9.4
4 to < 5 Years	437,751	7.2	536,135	8.8
5 or more Years	2,345,516	38.8	2,387,243	39.1
Total investments available for sale	$6,048,244	100.0%	$6,104,085	100.0%

Pre-tax investment yield (3)	Three Months Ended March 31, 2026
Yield on cash and investments available for sale	3.80%
Return on other invested assets	10.56%
Aggregate yield on total cash and investments	4.18%

(3) Yield on cash and investments available for sale is calculated as the annualized gross investment income earned divided by the average amortized cost of cash and investments available for sale. Return on other invested assets is calculated as annualized income (loss) from other invested assets divided by the average balance of other invested assets. The aggregate yield is calculated as the sum of the numerators in the calculations described above divided by the sum of denominators in the calculations described above.